INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 16, 2024 TO THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED FEBRUARY 28, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Municipal Strategic Income ETF (IMSI)

(the “Fund”)

Important Notice Regarding Changes to the Fund’s Name, Ticker Symbol, Principal Investment Strategies and Portfolio Managers

At a meeting held on December 13, 2024, the Board of Trustees of Invesco Actively Managed Exchange-Traded Fund Trust (the “Board”) approved changes to the Fund’s name, ticker symbol, principal investment strategies and portfolio managers. These changes will be effective on February 20, 2025 (the “Effective Date”).

Therefore, on the Effective Date, the following changes will occur:

1.)	Name and Ticker Change. The Fund’s name will change to “Invesco Rochester High Yield Municipal ETF.” As a result of this change, the Fund will also change its ticker to “IROC.”

2.)	Principal Investment Strategies Change. The Fund’s Prospectuses and SAI are revised as follows:

i.	The following replaces the first sentence of the first paragraph under the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield investments the income from which is exempt from federal income taxes (municipal securities) and in derivatives and other instruments that have economic characteristics similar to such securities.

ii.	The following replaces the first sentence of the third paragraph under the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

The Fund will invest at least 80% of its total assets in low-to medium-quality municipal securities, which Invesco Advisers, Inc. (the “Sub-Adviser”) defines as “high yield municipal bonds” and are (i) rated BBB or lower by S&P Global Ratings (S&P), Baa or lower by Moody’s Investors Services, Inc. (Moody’s), or an equivalent rating by another nationally recognized statistical organization (“NRSRO”), or (ii) unrated securities determined by the Sub-Adviser to be of comparable quality, each at the time of purchase.

iii.	The following replaces the fourth paragraph under the “Principal Investment Strategies” of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

At times, the market conditions in the municipal securities markets may be such that the Adviser may invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Adviser expects interest rates to increase. Higher-grade securities are securities that are rated higher than medium- or lower-grade securities by Moody’s, S&P, or Fitch, or considered by the Adviser to be of comparable quality, including municipal securities rated A-, SP-1 or higher by S&P or rated A3, MIG2, VMIG2 or higher by Moody’s and tax-exempt commercial paper rated A-3 or higher by S&P or rated P-3 or higher by Moody’s or unrated securities determined by the Adviser to be of comparable quality.

iv.	The following replaces the last sentence of the sixth paragraph under the “Principal Investment Strategies” section of the Summary Prospectus, the “Summary Information – Principal Investment Strategies” section of the Statutory Prospectus and the “Additional Information About the Fund’s Strategies and Risks – Principal Investment Strategies” section of the Statutory Prospectus:

The Fund’s investments in inverse floating rate municipal obligations are included for purposes of the 80% exempt income policy described above.

v.	The following replaces the fifth bullet in the list of non-fundamental 80% investment policies in the “INVESTMENT RESTRICTIONS” section of the Fund’s SAI:

•	Invesco Rochester High Yield Municipal ETF has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield investments the income from which is exempt from federal income tax (municipal securities) and in derivatives and other instruments that have economic characteristics similar to such securities.

3.)	Portfolio Manager Change. The Fund’s Prospectuses are revised as follows:

i.	The following information is added to the table appearing under the heading “Portfolio Managers” in the Fund’s Summary Prospectus and under the heading “Summary Information – Portfolio Managers” in the Fund’s Statutory Prospectus:

Portfolio Managers

The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub- Adviser/Adviser/Trust	Date Began Managing the Fund
Amy Haklisch	Portfolio Manager of the Sub-Adviser	February 2025

ii.	The following replaces the third sentence in the section of the Fund’s Statutory Prospectus entitled “Management of the Fund—Portfolio Managers”:

Mark Paris, Julius Williams, Tim O’Reilly, John Schorle, Jack Connelly, Joshua Cooney and Amy Haklisch (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.

iii.	The following information is added to the bulleted list in the section of the Fund’s Statutory Prospectus entitled “Management of the Fund—Portfolio Managers”:

■ Amy Haklisch, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since February 2025 and has been associated with the Sub-Adviser and/or its affiliates since 2024. From 2003 to 2024, she was associated with Citigroup Global Markets Inc. where she served as a Managing Director of Municipal Securities Sales.

Investors should retain this supplement for future reference.

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